UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 24, 2014 (February 24, 2014)

MAGNUM HUNTER RESOURCES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32997	86-0879278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 650
Houston, Texas 77056
(Address of principal executive offices, including zip code)

(832) 369-6986
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
and

Item 7.01.	Regulation FD Disclosure.

On February 24, 2014, Magnum Hunter Resources Corporation (the “Company”) issued a press release announcing its financial and certain operating results for the fourth quarter and full year ended December 31, 2013 (the “Press Release”). A copy of the Press Release is furnished as part of this Current Report on Form 8-K as Exhibit 99.1.

The non-generally accepted accounting principle (“non-GAAP”) financial measures of (i) adjusted income (loss), (ii) Adjusted EBITDAX and (iii) recurring cash G&A are presented in the Press Release. As part of the Press Release information, the Company provided definitions and reconciliations of these non-GAAP financial measures to their most comparable financial measures calculated and presented in accordance with GAAP.

The Company defines adjusted income (loss) as reported net income (loss) attributable to common shareholders, plus non-recurring and non-cash items which include (1) exploration, (2) impairment of proved oil and gas properties, (3) non-cash stock compensation expense, (4) non-cash 401k matching expense, (5) non-recurring transaction and other expense, (6) unrealized (gain) loss on investments, (7) interest expense – fees, (8) unrealized (gain) loss on derivatives, (9) (gain) loss on sale of assets, (10) income tax expense (benefit), (11) (gain) loss from sale of discontinued operations and (12) income from discontinued operations.

The Company defines Adjusted EBITDAX as net income (loss) from continuing operations before (1) net interest expense, (2) (gain) loss on sale of assets, (3) depletion, depreciation, amortization and accretion, (4) impairment of proved oil and gas properties, (5) exploration, (6) non-cash stock compensation expense, (7) non-cash 401k matching expense, (8) non-recurring transaction and other expense, (9) unrealized (gain) loss on investments, (10) income tax (benefit) and (11) unrealized (gain) loss on derivatives. Adjusted EBITDAX is not a measure of net income or cash flows as determined by GAAP.

The Company defines recurring cash G&A as total general and administrative expenses before (1) non-cash stock compensation and (2) transaction and other non-recurring expense.

Management believes these non-GAAP financial measures facilitate evaluation of the Company’s business on a “normalized” or recurring basis and without giving effect to certain non-cash expenses and other items, thereby providing management, investors and analysts with comparative information for evaluating the Company in relation to other oil and gas companies providing corresponding non-GAAP financial measures. These non-GAAP financial measures should be considered in addition to, but not as a substitute for, measures for financial performance prepared in accordance with GAAP, and that the reconciliations to the closest corresponding GAAP measure should be reviewed carefully.

**********

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including the attached exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall any of such information be deemed incorporated by reference into any registration statement or other filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

1

Item 9.01.	Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit Number	Description

99.1	Fourth Quarter and Year End 2013 Financial and Operating Results Press Release, dated February 24, 2014.

2

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: February 24, 2014	/s/ Gary C. Evans
Gary C. Evans,
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Fourth Quarter and Year End 2013 Financial and Operating Results Press Release, dated February 24, 2014.